SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552

                                    FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  January 30, 2002
                      ------------------------------------
                Date of Report (Date of earliest event reported)

                                    NEWSEARCH, Inc.
                         ------------------------------
             (Exact name of Registrant as specified in its Charter)

          COLORADO                      000-30303              84-1522846
          --------                      ---------              ----------
       (State or other                  (File No.)            (IRS Employer
jurisdiction of incorporation)                                Identification
                                                                  Number)

                     7706 East Napa Place, Denver Co 80237
                  ---------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 771-0064


              2950 East Flamingo Road, Suite G, Las Vegas, NV 89121
            ---------------------------------------------------------
          (Former name or former address, if changed since last Report)

                                    NEWSEARCH, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 4. Changes in Registrant's Certifying Accountant

     On November 21, 2001, Newsearch,Inc. received notice from its independent accountants, G. Brad Beckstead, of his resignation from engagement as the companies independent public accountant.

     In connection with the audits of the two fiscal years ending December 31, 1999 and December 31, 2000, and the interim period preceding the resignation, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports. The accountants report on the financial statements for either of the past two years did not contain an adverse opinion, disclaimer of opinion and were not qualified or modified as to uncertainty of audit scope or accounting principles.


Item 7. Financial Statements and Exhibits

Exhibit A. Resignation letter from G.Brad Beckstead.

--------------------------------------------------------------------------------
G. Brad Beckstead
Certified Public Accountant
                                                         330 E. Warm Springs Rd.
                                                         Las Vegas, NV 89119
                                                         702.257.1984     tel.
                                                         702.362.0540     fax




November 21, 2001

Board of Directors
Newsearch, Inc.
Las Vegas, NV

Gentlemen/Madams:

     This letter is formal notification of my resignation as Newsearch, Inc.'s Independent Certified Public Accountant.

Sincerely,

/s/ G. Brad Beckstead

G. Brad Beckstead, CPA

Exhibit B. Accountants agreement letter.

G Brad Beckstead
Certified Public Accountant
330 E. Warm Springs Road
Las Vegas, NV 89119
                                                                702.257.l984 Tel
                                                                702.362.0540 Fax
January 30, 2002

Securities and Exchange Commission
Washinqton, D.C. 20549

Ladies and Gentlemen:

     I was previously principal accountant for Newsearch,Inc. (the "Company") and reported on the financial statements of the Company for the years ended December 31, 1999 and December 31, 2000, Effective November 21, 2001, I resigned as principal accountant.

     I have read the Company's revised statements included under Item 4 of its Form 8-K/A dated January 30, 2002, and I agree with such statements.


Sincerely,

/s/ G. Brad Beckstead

G. Brad Beckstead

                                   Signatures

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned.

Hereunto duly authorized,

Dated: December 27, 2001                 Newsearch, Inc.

                                         By /s/ Irwin Krushansky
                                         -----------------------
                                                Irwin Krushansky, President


Contact: Irwin Krushansky
Phone: (303) 771-0064